                                                                   EXHIBIT 25.01

================================================================================

                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                              SECTION 305(b)(2) [ ]

                                   ----------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                                     13-5160382
(State of incorporation                                      (I.R.S. employer
if not a U.S. national bank)                                 identification no.)

One Wall Street, New York, N.Y.                              10286
(Address of principal executive offices)                     (Zip code)

                                   ----------

                        SALEM COMMUNICATIONS CORPORATION
               (Exact name of obligor as specified in its charter)

Delaware                                                     77-0121400
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)


                                ATEP Radio, Inc.
               (Exact name of obligor as specified in its charter)

California                                                   77-0132973
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)


                                Bison Media, Inc.
               (Exact name of obligor as specified in its charter)

Colorado                                                     77-0434654
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                            Caron Broadcasting, Inc.
               (Exact name of obligor as specified in its charter)

Ohio                                                         77-0439370
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)


                            CCM Communications, Inc.
               (Exact name of obligor as specified in its charter)

Tennessee                                                    95-3394730
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)


                        Common Ground Broadcasting, Inc.
               (Exact name of obligor as specified in its charter)

Oregon                                                       93-1079989
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)


                     Golden Gate Broadcasting Company, Inc.
               (Exact name of obligor as specified in its charter)

California                                                   94-3082936
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)


                               Inland Radio, Inc.
               (Exact name of obligor as specified in its charter)

California                                                   77-0114987
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)


                     Inspiration Media of Pennsylvania, L.P.
               (Exact name of obligor as specified in its charter)

Pennsylvania                                                 52-2295353
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)


                         Inspiration Media of Texas, LLC
               (Exact name of obligor as specified in its charter)

Texas                                                        75-2615876
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                             Inspiration Media, Inc.
               (Exact name of obligor as specified in its charter)

Washington                                                   77-0132974
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)


                              Kingdom Direct, Inc.
               (Exact name of obligor as specified in its charter)

California                                                   77-0121400
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)


                       New England Continental Media, Inc.
               (Exact name of obligor as specified in its charter)

Massachusetts                                                04-2625658
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)


                   New Inspiration Broadcasting Company, Inc.
               (Exact name of obligor as specified in its charter)

California                                                   95-3356921
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)


                                Oasis Radio, Inc.
               (Exact name of obligor as specified in its charter)

California                                                   77-0061780
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)


                                  OnePlace, LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                     52-2141739
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)


                       Pennsylvania Media Associates, Inc.
               (Exact name of obligor as specified in its charter)

Pennsylvania                                                 94-3134636
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                                Radio 1210, Inc.
               (Exact name of obligor as specified in its charter)

California                                                   77-0052616
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)


                          Reach Satellite Network, Inc.
               (Exact name of obligor as specified in its charter)

Tennessee                                                    62-1499223
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)


                  Salem Communications Acquisition Corporation
               (Exact name of obligor as specified in its charter)

Delaware                                                     52-2251145
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)


                    Salem Communications Holding Corporation
               (Exact name of obligor as specified in its charter)

Delaware                                                     52-2253737
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)


                             Salem Media Corporation
               (Exact name of obligor as specified in its charter)

New York                                                     95-3482072
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)


                          Salem Media of Arizona, Inc.
               (Exact name of obligor as specified in its charter)

Arizona                                                      91-1960965
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)


                          Salem Media of Colorado, Inc.
               (Exact name of obligor as specified in its charter)

Colorado                                                     84-1239646
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                          Salem Media of Georgia, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                     52-2194729
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)


                           Salem Media of Hawaii, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                     91-1973005
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)


                          Salem Media of Illinois, LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                     52-2295222
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)


                          Salem Media of Kentucky, Inc.
               (Exact name of obligor as specified in its charter)

Kentucky                                                     61-1346985
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)


                          Salem Media of New York, LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                     52-2293254
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)


                            Salem Media of Ohio, Inc.
               (Exact name of obligor as specified in its charter)

Ohio                                                         95-3690954
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)


                           Salem Media of Oregon, Inc.
               (Exact name of obligor as specified in its charter)

Oregon                                                       77-0114986
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                        Salem Media of Pennsylvania, Inc.
               (Exact name of obligor as specified in its charter)

Pennsylvania                                                 77-0237182
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)


                           Salem Media of Texas, Inc.
               (Exact name of obligor as specified in its charter)

Texas                                                        77-0379125
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)


                          Salem Media of Virginia, Inc.
               (Exact name of obligor as specified in its charter)

Virginia                                                     54-1927897
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)


                            Salem Music Network, Inc.
               (Exact name of obligor as specified in its charter)

Texas                                                        77-0434655
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)


                        Salem Radio Network Incorporated
               (Exact name of obligor as specified in its charter)

Delaware                                                     77-0305542
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)


                    Salem Radio Operations-Pennsylvania, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                     52-2295223
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)


                           Salem Radio Operations, LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                     77-0581097
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                          Salem Radio Properties, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                     52-2194731
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)


                        Salem Radio Representatives, Inc.
               (Exact name of obligor as specified in its charter)

Texas                                                        77-0281576
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)


                             SCA License Corporation
               (Exact name of obligor as specified in its charter)

Delaware                                                     52-2255733
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)


                         South Texas Broadcasting, Inc.
               (Exact name of obligor as specified in its charter)

Texas                                                        77-0388924
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)


                             SRN News Network, Inc.
               (Exact name of obligor as specified in its charter)

Texas                                                        77-0426090
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)


                            Vista Broadcasting, Inc.
               (Exact name of obligor as specified in its charter)

California                                                   77-0389639
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

4880 Santa Rosa Road
Suite 300
Camarillo, California                                        93012
(Address of principal executive offices)                     (Zip code)

                                  -------------

                 9% Series B Senior Subordinated Notes Due 2011
                       (Title of the indenture securities)

================================================================================

1.   GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

--------------------------------------------------------------------------------
                  Name                                        Address
--------------------------------------------------------------------------------

     Superintendent of Banks of               2 Rector Street, New York,
     the State of New York                    N.Y. 10006, and Albany, N.Y. 12203

     Federal Reserve Bank of New York         33 Liberty Plaza, New York,
                                              N.Y. 10045

     Federal Deposit Insurance Corporation    Washington, D.C. 20429

     New York Clearing House Association      New York, New York 10005

     (b)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE


     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 28th day of August, 2001.


                                                       THE BANK OF NEW YORK


                                                       By: /s/  MING SHIANG
                                                           ---------------------
                                                           Name:  MING SHIANG
                                                           Title: VICE PRESIDENT

                                                                       EXHIBIT 7

--------------------------------------------------------------------------------

                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business March 31, 2001, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                  Dollar Amounts
ASSETS                                                             In Thousands
                                                                  --------------

Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin........      $ 2,811,275
   Interest-bearing balances.................................        3,133,222
Securities:
   Held-to-maturity securities...............................          147,185
   Available-for-sale securities.............................        5,403,923
Federal funds sold and Securities purchased under
   agreements to resell......................................        3,378,526
Loans and lease financing receivables:
   Loans and leases held for sale............................           74,702
   Loans and leases, net of unearned
     income..................................................       37,471,621
   LESS: Allowance for loan and
     lease losses............................................          599,061
   Loans and leases, net of unearned
     income and allowance....................................       36,872,560
Trading Assets...............................................       11,757,036
Premises and fixed assets (including capitalized
   leases)...................................................          768,795
Other real estate owned......................................            1,078
Investments in unconsolidated subsidiaries and
   associated companies......................................          193,126
Customers' liability to this bank on acceptances
   outstanding...............................................          592,118
Intangible assets
   Goodwill..................................................        1,300,295
   Other intangible assets...................................          122,143
Other assets.................................................        3,676,375
                                                                   -----------
Total assets.................................................      $70,232,359
                                                                   ===========

LIABILITIES

Deposits:
   In domestic offices.......................................      $25,962,242
   Noninterest-bearing.......................................       10,586,346
   Interest-bearing..........................................       15,395,896
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs..................................       24,862,377
   Noninterest-bearing.......................................          373,085
   Interest-bearing..........................................       24,489,292
Federal funds purchased and securities sold under
   agreements to repurchase..................................        1,446,874
Trading liabilities..........................................        2,373,361
Other borrowed money:
   (includes mortgage indebtedness and obligations
   under capitalized leases).................................        1,381,512
Bank's liability on acceptances executed and
   outstanding...............................................          592,804
Subordinated notes and debentures............................        1,646,000
Other liabilities............................................        5,373,065
                                                                   -----------
Total liabilities............................................      $63,658,235
                                                                   ===========

EQUITY CAPITAL

Common stock.................................................        1,135,284
Surplus......................................................        1,008,773
Retained earnings............................................        4,426,033
Accumulated other comprehensive income.......................            4,034
Other equity capital components..............................                0
                                                                   -----------
Total equity capital.........................................        6,574,124
                                                                   ===========
Total liabilities and equity capital.........................      $70,232,359
                                                                   ===========


     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.


                                                               Thomas J. Mastro,
                                           Senior Vice President and Comptroller

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


Thomas A. Renyi     |
Gerald L. Hassell   |-  Directors
Alan R. Griffith    |